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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We hereby consent to the use in Form S-8 of our report dated December 14, 2001, relating to the consolidated financial statements of ITS Networks Inc. as of September 30, 2001 and for the year then ended, which is incorporated by reference therein.



                                       /s/ Moore Stephens, P.C.
                                       ----------------------------------
New York, New York                         Moore Stephens, P.C.
June 19, 2002                              Certified Public Accountants